                                                                    EXHIBIT 99.1

FOR FURTHER INFORMATION CONTACT                                    JULY 21, 2003
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                 REPORTS RECORD RESULTS FOR SECOND QUARTER 2003


Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation (the "Company") today announced second quarter 2003 diluted earnings per share of $.40 up 3 cents or 8.1 percent from the same quarter in the prior year. Diluted earnings per share for the six months ended June 30, 2003 were $.78 up 6.8 percent from the same period last year. Diluted earnings per share include the effect of the Company's share repurchase program. Net income for the three and six months ended June 30, 2003, was $7.1 million and $14.2 million, respectively. "We are pleased with the second quarter results, but recognize that maintaining this level of profitability under continuing margin pressure will be challenging," stated Chairman and Chief Executive Officer Edward A. Townsend.


The Company reported a 16.6 percent increase year-to-date in noninterest income as it continued its focus on depository services including commercial cash management. Noninterest income also rose 12.7 percent and demand deposits increased by $31 million on a sequential quarter basis. Noninterest expenses declined in the three-month comparative period by 4.4 percent. "Maintaining our ability to generate noninterest income and controlling noninterest expenses are key strategies in dealing with margin compression," stated Chairman Townsend.


At June 30, 2003, the Company's level of nonperforming assets of $13.6 million, ..62 percent of total loans, continues to compare favorably with our peers. "Our overall asset quality remains strong and I have great confidence in our credit management process," stated Chairman Townsend. The Company's provision for loan losses was consistent with the second quarter of the prior year at $1.8 million, bringing the year-to-date provision to $3.6 million versus net charge-offs of $3.0 million.


Local Financial Corporation, with assets of $2.8 billion, is the parent company of Local Oklahoma Bank, which has 52 branch offices providing personalized banking services to businesses and individuals in 33 communities in the state of Oklahoma, with major concentration in the metropolitan areas of Oklahoma City, Tulsa, and Lawton.

                       -----------------------------------


         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial Corporation's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)
                                   (unaudited)


                                                   SIX MONTHS ENDED                            THREE MONTHS ENDED
                                                       JUNE 30,                                     JUNE 30,
                                             ------------------------------    PERCENT       ------------------------     PERCENT
                                                 2003             2002          CHANGE         2003          2002         CHANGE
                                             -------------    -------------   -----------    ----------    ----------    ----------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                           5.84%            6.73%        (13.2)%          5.68%         6.63%       (14.3)%
Cost of funds                                     2.83             3.57         (20.7)           2.79          3.51        (20.5)
Interest rate spread                              3.01             3.16          (4.7)           2.89          3.12         (7.4)
Net interest margin                               3.25             3.47          (6.3)           3.15          3.44         (8.4)
Return on average assets                          1.02             1.05          (2.9)           1.02          1.07         (4.7)
Return on average equity                         16.87            17.52          (3.7)          16.94         17.62         (3.9)


                                                   SIX MONTHS ENDED                            THREE MONTHS ENDED
                                                       JUNE 30,                                     JUNE 30,
                                             ------------------------------    PERCENT       ------------------------     PERCENT
                                                 2003             2002          CHANGE         2003          2002         CHANGE
                                             -------------    -------------   -----------    ----------    ----------    ----------
STATEMENT OF OPERATIONS DATA:

Net interest income                           $  42,986        $  46,091         (6.7)%       $20,645       $22,894         (9.8)%
Provision for loan losses                        (3,600)          (3,600)          --          (1,800)       (1,800)          --
Noninterest income                               16,643           14,273         16.6           8,818         7,781         13.3
Noninterest expense                              34,666           35,008         (1.0)         16,931        17,704         (4.4)
Net income                                       14,161           14,544         (2.6)          7,091         7,465         (5.0)


                                                                               PERCENT
                                               6/30/03          12/31/02        CHANGE
                                             -------------    -------------   -----------
FINANCIAL CONDITION DATA:

Total assets                                 $2,847,923       $2,839,858          0.3%
Loans receivable, net                         2,174,124        2,084,144          4.3
Securities available for sale                   113,683          163,473        (30.5)
Securities held to maturity                     317,693          364,832        (12.9)
Demand deposits and savings deposits            878,406          839,459          4.6
Total deposits                                1,839,578        1,829,439          0.6
Advances from the Federal Home Loan Bank of
    Topeka                                      712,685          684,193          4.2
Senior Notes                                     21,295           21,295           --
Mandatorily redeemable trust preferred           60,250           60,250           --
securities
Stockholders' equity                            167,983          167,880          0.1
Allowance for loan losses                        30,087           29,532          1.9


REGULATORY RATIOS - HOLDING COMPANY:

Core Capital (Tier 1) to Net Risk Weighted       9.43%
Assets
Total Capital (Tier 1 & 2) to Net Risk
Weighted Assets                                 11.20%
Leverage Ratio                                   7.15%

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                                                             THREE MONTHS ENDED
                                                ----------------------------------------------------------------------------
                                                  6/30/03         03/31/03       12/31/02         9/30/02         6/30/02
                                                ------------    ------------    ------------    ------------    ------------
INTEREST INCOME:
  Loans                                         $     32,979    $     33,049    $     33,651    $     34,745    $     35,008
  Securities available for sale and held to
    maturity                                           3,947           6,262           7,735           9,196           8,349
  Federal Home Loan Bank of Topeka and
   Federal Reserve Bank stock                            370             361             371             430             448
  Other investments                                       17              22              31             171             342
                                                ------------    ------------    ------------    ------------    ------------
Total interest income                                 37,313          39,694          41,788          44,542          44,147


INTEREST EXPENSE:
  Deposit accounts                                     8,370           8,960          10,659          12,573          13,272
  Advances from the Federal Home Loan Bank of
   Topeka                                              6,422           6,479           6,476           6,353           6,302
  Securities sold under agreements to
    repurchase                                            76             107             155             129             121
  Senior Notes                                           629             629             632             636             637
  Trust preferred securities                           1,171           1,178           1,157           1,020             921
                                                ------------    ------------    ------------    ------------    ------------
Total interest expense                                16,668          17,353          19,079          20,711          21,253


Net interest income                                   20,645          22,341          22,709          23,831          22,894
  Provision for loan losses                           (1,800)         (1,800)         (1,500)         (1,500)         (1,800)
                                                ------------    ------------    ------------    ------------    ------------
Net interest income after provision for loan
    losses                                            18,845          20,541          21,209          22,331          21,094


NONINTEREST INCOME:
  Deposit related income                               6,182           5,476           4,996           4,996           4,825
  Loan fees and loan service charges                     609             653             386             489             630
  Net gains on sale of assets                            252             136              52              97             604
  Other                                                1,775           1,560           1,607           1,593           1,722
                                                ------------    ------------    ------------    ------------    ------------
Total noninterest income                               8,818           7,825           7,041           7,175           7,781


NONINTEREST EXPENSE:
  Compensation and employee benefits                   9,847          10,566          10,803          10,906          10,875
  Equipment and data processing                        1,575           1,700           1,467           1,516           1,351
  Occupancy                                            1,124           1,338           1,197           1,242           1,077
  Advertising                                            152             127             182             182             182
  Professional fees                                      415             263             288             339             309
  Other                                                3,818           3,741           3,558           3,843           3,910
                                                ------------    ------------    ------------    ------------    ------------
Total noninterest expense                             16,931          17,735          17,495          18,028          17,704
                                                ------------    ------------    ------------    ------------    ------------

Income before provision for income taxes              10,732          10,631          10,755          11,478          11,171

  Provision for income taxes                           3,641           3,561           3,654           4,108           3,706
                                                ------------    ------------    ------------    ------------    ------------

Net income                                      $      7,091    $      7,070    $      7,101    $      7,370    $      7,465
                                                ============    ============    ============    ============    ============

Earnings per share:
  Net income:
   Basic                                        $       0.41    $       0.40    $       0.39    $       0.39    $       0.39
                                                ============    ============    ============    ============    ============
   Diluted                                      $       0.40    $       0.38    $       0.38    $       0.37    $       0.37
                                                ============    ============    ============    ============    ============

Average shares outstanding:
   Basic                                          17,143,219      17,797,691      18,321,649      18,991,744      19,170,425
                                                ============    ============    ============    ============    ============
   Diluted                                        17,724,125      18,408,968      18,898,955      19,681,824      19,993,691
                                                ============    ============    ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)


                                                                                    6/30/03        12/31/02        % CHANGE
                                                                                  ------------    ------------    ------------
                                                                                  (unaudited)
ASSETS

Cash and due from banks                                                           $     52,722    $     51,166             3.0
Interest bearing deposits with other banks                                               4,500           7,200           (37.5)
Securities available for sale                                                          113,683         163,473           (30.5)
Securities held to maturity                                                            317,693         364,832           (12.9)
Loans receivable, net of allowance for loan losses of $30,087 at
   June 30, 2003 and $29,532 at December 31, 2002                                    2,174,124       2,084,144             4.3
Federal Home Loan Bank of Topeka and Federal Reserve Bank
   stock, at cost                                                                       39,612          38,187             3.7
Premises and equipment, net                                                             43,709          42,415             3.1
Assets acquired through foreclosure and repossession, net                                1,625           1,693            (4.0)
Intangible assets, net                                                                  19,478          19,695            (1.1)
Current and deferred taxes, net                                                         10,711           9,428            13.6
Other assets                                                                            70,066          57,625            21.6
                                                                                  ------------    ------------

         Total assets                                                             $  2,847,923    $  2,839,858             0.3
                                                                                  ============    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY


Deposits:
   Demand                                                                         $    785,837    $    756,476             3.9
   Savings                                                                              92,569          82,983            11.6
   Time                                                                                961,172         989,980            (2.9)
                                                                                  ------------    ------------

         Total deposits                                                              1,839,578       1,829,439             0.6


Advances from the Federal Home Loan Bank of Topeka                                     712,685         684,193             4.2
Securities sold under agreements to repurchase                                          28,125          59,696           (52.9)
Senior Notes                                                                            21,295          21,295              --
Other liabilities                                                                       18,007          17,105             5.3


Mandatorily redeemable trust preferred securities                                       60,250          60,250              --


Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
     20,972,967 shares issued and 16,915,223 shares outstanding at
     June 30, 2003 and 20,863,967 shares issued and 17,785,323
     shares outstanding at December 31, 2002                                               210             209             0.5
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none outstanding             --              --              --
Additional paid-in capital                                                             209,841         208,599             0.6
Retained earnings                                                                      165,656         151,495             9.3
Treasury stock, 4,057,744 shares at June 30, 2003 and 3,078,644 shares
   at December 31, 2002, at cost                                                      (208,411)       (193,783)            7.5
Accumulated other comprehensive income, net of tax                                         687           1,360           (49.5)
                                                                                  ------------    ------------

         Total stockholders' equity                                                    167,983         167,880             0.1
                                                                                  ------------    ------------

         Total liabilities and stockholders' equity                               $  2,847,923    $  2,839,858             0.3
                                                                                  ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NONPERFORMING ASSETS
                             (Dollars in thousands)
                                   (unaudited)



                                                      6/30/03          3/31/03         NET CHANGE        6/30/02         NET CHANGE
                                                     ---------        ---------        ----------       ---------        ----------
Non-accruing loans:
   Commercial                                        $   9,215        $   7,317        $   1,898        $   4,045         $   5,170
   Residential/Consumer                                  2,571            2,132              439            2,726              (155)
                                                     ---------        ---------        ---------        ---------         ---------
      Total                                             11,786            9,449            2,337            6,771             5,015


Accruing loans 90 days or more delinquent:
   Commercial                                               --               --               --            2,569            (2,569)
   Residential/Consumer                                    157               --              157               --               157
                                                     ---------        ---------        ---------        ---------         ---------
      Total                                                157               --              157            2,569            (2,412)


Foreclosed Assets:
   Commercial                                              487              612             (125)             120               367
   Residential/Consumer                                  1,138            1,446             (308)             830               308
                                                     ---------        ---------        ---------        ---------         ---------
      Total                                              1,625            2,058             (433)             950               675
                                                     ---------        ---------        ---------        ---------         ---------


Total nonperforming assets                           $  13,568        $  11,507        $   2,061        $  10,290         $   3,278
                                                     =========        =========        =========        =========         =========


Total nonperforming assets as a percentage of
   total assets                                           0.48%            0.40%                             0.37%
                                                     =========        =========                         =========


Total nonperforming loans as a percentage of
   total allowance                                       39.69%           31.17%                            32.94%
                                                     =========        =========                         =========



Total nonperforming assets as a percentage
   of total loans                                         0.62%            0.53%                             0.51%
                                                     =========        =========                         =========


Total nonperforming loans as a percentage of
   total loans                                            0.54%            0.44%                             0.46%
                                                     =========        =========                         =========


Total nonperforming loans as a percentage of
   total capital                                          7.11%            5.56%                             5.33%
                                                     =========        =========                         =========

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                            ALLOWANCE FOR LOAN LOSSES
                             (Dollars in thousands)
                                   (unaudited)


                                                         THREE MONTHS ENDED
                                                              JUNE 30,
                                                  -------------------------------
                                                      2003              2002
                                                  -------------     -------------
                    Beginning balance             $      30,316     $      27,657

                    Provision                             1,800             1,800


                    Charge-Offs:
                       Commercial                        (1,967)             (641)
                       Consumer                            (147)             (268)
                       Residential                          (62)             (251)
                                                  -------------     -------------
                             Total charge-offs           (2,176)           (1,160)
                                                  -------------     -------------

                    Recoveries                              147                57
                                                  -------------     -------------

                    Net losses                           (2,029)           (1,103)
                                                  -------------     -------------

                    Ending balance                $      30,087     $      28,354
                                                  =============     =============

                    Net losses to average loans            0.09%             0.06%
                                                  =============     =============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                            ALLOWANCE FOR LOAN LOSSES
                             (Dollars in thousands)
                                   (unaudited)


                                                         SIX MONTHS ENDED              YEAR ENDED
                                                              JUNE 30,                 DECEMBER 31,
                                                  -------------------------------     -------------
                                                      2003              2002              2002
                                                  -------------     -------------     -------------
                    Beginning balance             $      29,532     $      27,621     $      27,621


                    Provision                             3,600             3,600             6,600


                    Allowances acquired                      --                --             1,003


                    Charge-Offs:
                       Commercial                        (2,691)           (2,042)           (4,121)
                       Consumer                            (418)             (701)           (1,428)
                       Residential                         (148)             (284)             (635)
                                                  -------------     -------------     -------------
                             Total charge-offs           (3,257)           (3,027)           (6,184)
                                                  -------------     -------------     -------------

                    Recoveries                              212               160               492
                                                  -------------     -------------     -------------

                    Net losses                           (3,045)           (2,867)           (5,692)
                                                  -------------     -------------     -------------

                    Ending balance                $      30,087     $      28,354     $      29,532
                                                  =============     =============     =============


                    Net losses to average loans            0.14%             0.14%             0.28%
                                                  =============     =============     =============